EXHIBIT 10.3

AMENDMENT TO SUPPLEMENTAL CONFIRMATION

THIS AMENDMENT (this “Amendment”) is made as of June 18, 2015, between Goldman, Sachs & Co. (“GS&Co.”) and Visteon Corporation (“Counterparty”).

WHEREAS, GS&Co. and Counterparty are parties to a Master Confirmation for Accelerated Stock Buybacks dated June 16, 2015 (the “Master Confirmation”) and a Supplemental Confirmation setting forth the specific terms and conditions relating to an Accelerated Stock Buyback transaction dated June 16, 2015 bearing transaction reference number SDB2502724647 (the “Supplemental Confirmation”) relating to shares of common stock of Counterparty;

WHEREAS, the parties wish to amend the Supplemental Confirmation on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Master Confirmation and Supplemental Confirmation, as context requires.

Section 2. Amendment to the Supplemental Confirmation. The date specified as the First Acceleration Date in the Supplemental Confirmation (September 10, 2015), is hereby deleted and replaced with “September 15, 2015”.

Section 3. Representations and Warranties. In connection with entering into this Amendment, Counterparty, as of the date hereof, hereby makes and repeats to GS&Co. (i) the representations and warranties set forth in Section 3(a) of the Agreement, with references therein to “Agreement” deemed to be to this Amendment, and (ii) the representation and warranties set forth in Section 4 of the Master Confirmation.

Section 4. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 7. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Master Confirmation and the Supplemental Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date and year first above written.

GOLDMAN, SACHS & CO.

By:	/s/ Eugene Parloff
Name:	Eugene Parloff
Title:	Vice President

Agreed and Accepted:

VISTEON CORPORATION

By:	/s/ Jennifer Pretzel
Name:	Jennifer Pretzel
Title:	Assistant Treasurer